Exhibit 3.33

CERTIFICATE OF MERGER

(Corporations Code sections 1113(g), 6019.1, 8019.1, 9640, 12540.1, 16915(b) and 17552)

IMPORTANT –Read instructions before completing form.

1. NAME OF SURVIVING ENTITY	2. TYPE OF ENTITY	3. CA SECRETARY OF STATE FILE NUMBER	4. JURISDICTION

Sun-Dollar, L.P.	Limited Partnership	199711200016	CA

5. NAME OF DISAPPEARING ENTITY	6. TYPE OF ENTITY	7. CA SECRETARY OF STATE FILE NUMBER	8. JURISDICTION

Dolgen Remainder, L.L.C.	Limited Liability Company		DE

9. THE PRINCIPAL TERMS OF THE AGREEMENT OF MERGER WHERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, SPECIFY THE CLASS AND THE NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE ON THE MERGER AND THE PERCENTAGE VOTE REQUIRED OF EACH CLASS. ATTACH ADDITIONAL PAGES, IF NECESSARY.

SURVIVING ENTITY		DISAPPEARING ENTITY

CLASS AND NUMBER AND PERCENTAGE VOTE REQUIRED		CLASS AND NUMBER AND PERCENTAGE VOTE REQUIRED
1 Limited Partner > 50%		None (Managing Member’s Sole Discretion)

1 General Partner > 50%

10. IF EQUITY SECURITIES OF A PARENT PARTY ARE TO BE ISSUED IN THE MERGER, CHECK THE APPLICABLE STATEMENT
No vote of the shareholders of the parent party was required The required vote of the shareholders of the

11. IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, PROVIDE THE REQUISITE CHANGES (IF ANY) TO THE INFORMATION SET FORTH IN THE SURVIVING ENTITY’S ARTICLES OF ORGANIZATION, CERTIFICATE OF LIMITED PARTNERSHIP OR STATEMENT OF PARTNERSHIP AUTHORITY RESULTING FROM THE MERGER. ATTACH ADDITIONAL PAGES, IF NECESSARY.

None

12. IF A DISAPPEARING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, AND THE SURVIVING ENTITY IS NOT A DOMESTIC ENTITY OF THE SAME TYPE, ENTER THE PRINCIPAL ADDRESS OF THE SURVIVING ENTITY.

13. OTHER INFORMATION REQUIRED TO BE STATED IN THE CERTIFICATE OF MERGER BY THE LAWS UNDER WHICH EACH CONSTITUENT OTHER BUSINESS ENTITY IS ORGANIZED, ATTACH ADDITIONAL PAGES, IF NECESSARY.

None

14. STATUTORY OR OTHER BASIS UNDER WHICH A FOREIGN OTHER BUSINESS ENTITY IS AUTHORIZED TO EFFECT THE MERGER.

Delaware Limited Liability Company Act, Section 18-209

15. FUTURE EFFECTIVE DATE

16. ADDITIONAL INFORMATION SET FORTH ON ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE PART OF THIS CERTIFICATE.

17. I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

Signature:	/s/ David M. Tehle

Name:	David M. Tehle, President of South Boston Holdings, Inc., as General Partner

Signature:	/s/ David M. Tehle

Name:	David M. Tehle, President of Sun-Dollar, L.P.

Date:	January 16, 2007

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form

IMPORTANT – Read instructions before completing this form

1. SECRETARY OF STATE FILING NUMBER		2. NAME OF LIMITED PARTNERSHIP

199711200016		Sun Dollar, L.P.

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED, ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)

B. THE STREET ADDRESS OR PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE		ZIP CODE

100 Mission Ridge		Goodlettsville, Tennessee		37072

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT		CITY	STATE	ZIP CODE
		Irvine	CA	92612
19100 Von Karman Avenue, Suite 900

D. THE ADDRESS OF THE GENERAL PARTNER(S)

NAME	ADDRESS	CITY AND STATE		ZIP CODE

E. NAME CHANGE OF GENERAL PARTNER(S)

FROM:		TO:

F. GENERAL PARTNER(S) CESSATION

Sun-Dollar, Inc.
G. NAME OF GENERAL PARTNER(S) ADDED	ADDRESS	CITY AND STATE		ZIP CODE

South Boston Holdings, Inc.	100 Mission Ridge	Goodlettsville, Tennessee		37072
H. THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP

NAME	ADDRESS	CITY AND STATE		ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service
J. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL

K. NUMBER OF GENERAL PARTNERS’ SIGNATURE REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER,
DISSOLUTION, CONTINUATION AND CANCELLATION:

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES IF NECESSARY):

4. I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

Signature:	/s/ James H. Romaker

Name:	James H. Romaker

Position or Title of Authorized Person (General Partner):	Assistant Secretary of South Boston Holdings, Inc.

Date:	July 27, 2006

CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT – Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15621 California Corporations Code.

Sun-Dollar, L.P.
1. NAME OF LIMITED PARTNERSHIP

	1 SunAmerica Center	Los Angeles, CA	90067-6022
	2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE

3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE		CITY	ZIP CODE

4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED

5. NAMES AND ADDRESS OF ALL GENERAL PARTNERS: (CONTINUE OF SECOND PAGE , IF NECESSARY)

A.	NAME: Sun-Dollar, Inc.
ADDRESS: 1 SunAmerica Center
CITY: Los Angeles STATE: CA ZIP CODE: 90067

6. NAME AND ADDRESSES OF AGENT FOR SERVICE OF PROCESS:

NAME: Susan L. Harris
ADDRESS: 1 SunAmerica Center CITY: Los Angeles STATE: CA ZIP CODE: 90067-6021

	7. ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE NUMBER HEREIN ARE A PART OF THE CERTIFICATE.	8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.

	NUMBER OF PARTNERS ATTACHED 0	NUMBER OF GENERAL PARTNER(S)

SIGNATURES IS/ARE 1

9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

Signature:	/s/ Alan Nussenblatt

Name:	Alan Nussenblatt, President

Date:	April 21, 1997